SUPPLEMENT DATED JANUARY 20, 2004
                                                   TO THE TRAVELERS SERIES TRUST
                                             STATEMENT OF ADDITIONAL INFORMATION
                                                         DATED NOVEMBER 17, 2003


The second paragraph under the "Investment Subadvisers" section is deleted in its entirety and replaced with the following:

For services rendered to the Portfolios, each subadviser charges a fee to TAMIC. No Fund pays any portion of a subadviser's fee, nor does a Fund have any obligation or responsibility to do so. Certain subadvisers may make payments from their resources to Travelers Distribution LLC ("TDLLC") in support of marketing the Funds that they subadvise. Under such an agreement, effective January 1, 2002, Massachusetts Financial Services ("MFS") has paid to TDLLC an amount equal to 0.04% annually of the average daily net assets of the Funds subadvised by MFS. Effective January 1, 2004, all such agreements were terminated.



L-23158